Exhibit 99.1

Phio Pharmaceuticals Announces $4 Million Concurrent Registered Direct

Offering and Private Placement Priced At-the-Market Under Nasdaq Rules

MARLBOROUGH, Mass., May 31, 2023 /PRNewswire/ -- Phio Pharmaceuticals Corp. (Nasdaq: PHIO), a clinical stage biotechnology company whose proprietary INTASYL™ RNAi platform technology is designed to make immune cells more effective in killing tumor cells, today announced that it has entered into definitive agreements for the issuance and sale of an aggregate of 233,646 of its shares of common stock at a purchase price of $4.28 per share in a registered direct offering. In a concurrent private placement, Phio has also agreed to issue and sell an aggregate of 700,935 of its shares of common stock (or common stock equivalents), at the same purchase price of $4.28 per share (or common stock equivalent) as in the registered direct offering. In addition, the Company has agreed to issue in the offerings unregistered Series A warrants to purchase up to an aggregate of 934,581 shares of common stock and unregistered Series B warrants to purchase up to an aggregate of 934,581 shares of common stock. The registered direct offering and the private placement were priced at-the-market under Nasdaq rules. The offerings are expected to close on or about June 2, 2023, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offerings.

Each series of warrants will have an exercise price $4.03 per share and become exercisable immediately upon issuance. The Series A warrants have a term of five and one-half years from the date of issuance and the Series B warrants have a term of eighteen months from the date of issuance.

The gross proceeds to the Company from the concurrent offerings are expected to be approximately $4 million, before deducting the placement agent's fees and other offering expenses payable by Phio. Phio currently intends to use the net proceeds from the offerings for the development of its immuno-oncology programs, working capital and general corporate purposes.

The shares of common stock (or common stock equivalents) offered in the registered direct offering (but excluding the securities offered in the private placement and the shares of common stock underlying the unregistered warrants issued in the registered direct offering) are being offered and sold by the Company pursuant to a "shelf" registration statement on Form S-3 (Registration No. 333-256100), including a base prospectus, previously filed with the Securities and Exchange Commission (SEC) on May 13, 2021 and declared effective by the SEC on May 21, 2021. The offering of the shares of common stock (or common stock equivalents) to be issued in the registered direct offering are being made only by means of a prospectus supplement that forms a part of the registration statement. A final prospectus supplement and an accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC's website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and accompanying base prospectus may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The offer and sale of the securities in the private placement and the unregistered warrants described above are being made in a transaction not involving a public offering and have not been registered under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying the unregistered warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the securities in the private placement, the unregistered warrants and underlying shares of common stock may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

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Phio has agreed to file an initial registration statement with the SEC covering the resale of the securities to be issued in the private placement no later than 10 days following May 31, 2023 and to use commercially reasonable efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than 70 days after May 31, 2023 in the event of a "full review" by the SEC.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Phio Pharmaceuticals

Phio Pharmaceuticals Corp. (Nasdaq: PHIO) is a clinical stage biotechnology company whose proprietary INTASYL™ RNAi technology is designed to make immune cells more effective in killing tumor cells. Phio believes that INTASYL is the only self-delivering RNAi technology focused on immuno-oncology therapeutics. INTASYL drugs precisely target specific proteins that reduce the body's ability to fight cancer, without the need for specialized formulations or drug delivery systems.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "intends," "believes," "anticipates," "indicates," "plans," "expects," "suggests," "may," "would," "should," "potential," "designed to," "will," "ongoing," "estimate," "forecast," "target," "predict," "could" and similar references, although not all forward-looking statements contain these words. Forward-looking statements are neither historical facts nor assurances of future performance and include statements regarding the completion of the offerings, the satisfaction of customary closing conditions related to the offerings, the timing of filing and effectiveness of any registration statement and the anticipated use of proceeds from the offerings. These statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements as a result of a number of important factors, including, but not limited to, market and other conditions, the impact to our business and operations by inflationary pressures, rising interest rates, recession fears, the development of our product candidates, results from our preclinical and clinical activities, our ability to execute on business strategies, our ability to develop our product candidates with collaboration partners, and the success of any such collaborations, the timeline and duration for advancing our product candidates into clinical development, the timing or likelihood of regulatory filings and approvals, the success of our efforts to commercialize our product candidates if approved, our ability to manufacture and supply our product candidates for clinical activities, and for commercial use if approved, the scope of protection we are able to establish and maintain for intellectual property rights covering our technology platform, our ability to obtain future financing, market and other conditions and those identified in our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption "Risk Factors" and in other filings the Company periodically makes with the SEC. Readers are urged to review these risk factors and to not act in reliance on any forward-looking statements, as actual results may differ from those contemplated by our forward-looking statements. Phio does not undertake to update forward-looking statements to reflect a change in its views, events or circumstances that occur after the date of this release, except as required by law.

Contact Phio Pharmaceuticals Corp.

ir@phiopharma.com

Investor Contact	PR Contact
Ashley R. Robinson	Michael Adams
LifeSci Advisors	Bridge View Media
arr@lifesciadvisors.com	adams@bridgeviewmedia.com

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